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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 12, 2007
                 ---------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                         0-19557                36-3777824
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(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)


                1955 W. Field Court, Lake Forest, Illinois 60045
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (847) 803-4600
                           ---------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 12, 2007 we entered into a tenth amendment to our senior secured credit facility with Wells Fargo Foothill, Inc., as administrative agent and collateral agent for the senior lenders, and Silver Point Finance, LLC, as the co-agent, syndication agent, documentation agent, arranger and book runner.

         The tenth amendment, among other things: (1) provides that the combined outstanding amount of the existing overadvance of up to $16.2 million plus the additional overadvance of up to $26.5 million must be reduced to a maximum of $23.0 million by the end of June 2007; and (2) eliminates the fixed charge coverage ratio and minimum EBITDA covenants through and including June 2007 and revises such covenants thereafter; (3) adds a monthly cash flow covenant from April through June 2007; and (4) places a limit of availability of $105.0 million through June 2007.

         A copy of the tenth amendment to our senior secured credit facility dated as of February 12, 2007 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

         Under the terms of the Company's second lien credit agreement with The Bank of New York, the waivers and amendments to covenants and events of default contained in the ninth amendment and waiver referred to above are deemed to be waivers and amendments to the parallel covenants and events of default contained in the second lien credit agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             99.1 Tenth Amendment to Amended and Restated Credit Agreement dated as of February 12, 2007 by and among the Lenders, Wells Fargo Foothill, Inc., as administrative agent, and collateral agent for the Lenders, Silver Point Finance, LLC, as co-agent, syndication agent, documentation agent, arranger and book runner, Salton, Inc., each of Salton's subsidiaries identified on the signature pages thereof as Borrowers and each of Salton's Subsidiaries identified on the signature pages thereof as Guarantors.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 12, 2007

                                                SALTON, INC.


                                                /s/ WILLIAM LUTZ
                                                --------------------------------
                                                William Lutz
                                                Chief Financial Officer




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                                  EXHIBIT INDEX


EXHIBIT
  NO.                              DESCRIPTION
-------                            -----------

 99.1 Tenth Amendment to Amended and Restated Credit Agreement dated as of February 12, 2007 by and among the Lenders, Wells Fargo Foothill, Inc., as administrative agent, and collateral agent for the Lenders, Silver Point Finance, LLC, as co-agent, syndication agent, documentation agent, arranger and book runner, Salton, Inc., each of Salton's subsidiaries identified on the signature pages thereof as Borrowers and each of Salton's Subsidiaries identified on the signature pages thereof as Guarantors.